Schwartz Levitsky Feldman llp
CHARTERED ACCOUNTANTS
LICENSED PUBLIC ACCOUNTANTS
TORONTO • MONTREAL

SL

November 25, 2009

U.S. Securities and Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, DC 20549

Dear Sir and Madam:

Re: Megola, Inc. - File No. 000-49815

We have read Item 1.01 of the Form 8-K of Megola, Inc. dated November 25, 2009 and agree with the statements relating only to Schwartz Levitsky Feldman LLP, Independent Registered Public Accountants, contained herein.

Yours very truly,

Schwartz Levitsky Feldman llp

1167 Caledonia Road
Toronto, Ontario M6A 2X1
Tel: 416 785 5353
Fax: 416 785 5663